UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2009

Item 1: Report to Shareholders

Institutional Floating Rate Fund	November 30, 2009

Highlights

• The environment for bank debt was favorable in the six months ended November 30, 2009, as default rate expectations declined and the economic outlook and liquidity improved.

• The Institutional Floating Rate Fund generated strong results but underperformed the S&P/LSTA Performing Loan Index. Our focus on high-quality securities hurt relative performance.

• We have seen dramatic recoveries across many segments of the loan market. Our holdings in financials, broadcasting, and information technology performed especially well.

• We remain bullish on the asset class. We believe that credit quality for companies in our universe will continue to improve, defaults should be lower than many predicted, and investor demand for floating rate securities will increase.

The views and opinions in this report were current as of November 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Floating Rate Fund

Dear Investor

The environment for bank debt improved significantly earlier this year and has remained stable over the past six months. Institutional forced selling has abated, default rate expectations in the loan market have declined markedly—in our view, the default rate peaked earlier this year and is poised to trend lower in 2010—and the flow of new money into the asset class has accelerated. The combination of these factors significantly improved investors’ outlook for floating rate securities.

Portfolio Performance

The portfolio generated an 11.04% gain in the six-month period ended November 30, 2009. The fund trailed the S&P/LSTA Performing Loan Index, which advanced 15.43%. The primary reason for our underperformance was our focus on high-quality loans, which significantly trailed the lowest-quality credits in our universe. While we added more exposure to lower-rated securities during the period, the fund’s primary focus will remain on the higher-quality tiers of our investment universe.

Your portfolio is more conservatively structured than the S&P/LSTA index. Much of the index is made up of loans that originated in 2006 and 2007, a time when many leveraged buyouts were being financed. These loans were often highly leveraged and had few covenants, known as “covenant lite” loans. This year’s rally has been broad-based. As the credit markets began to improve, higher-quality BB and B rated issues led the sector’s recovery, and as the reporting period progressed, the rally extended across all credit qualities.

When default rate expectations were at their highest levels, many of the highly levered companies saw their debt trade down to less than half of its face value. However, as default expectations improved over the course of the year, these securities rebounded impressively. The CCC rated segment in the performing loan index gained 36% over the last six months. The portfolio’s underweight to lower-quality loans was the largest relative performance detractor in the reporting period.

As shown in the Portfolio Characteristics table, the portfolio’s share price gained $0.68 in the past six months, and dividend income added $0.32. Although we generated more income than in the prior six-month period, the large share price gain caused the portfolio’s 30-day dividend yield to decline marginally from its level at the end of May.

We remain focused on asset-rich companies that are generally in less-cyclical sectors such as health care, services, wireless communications, and cable firms. We also prefer to own companies with tangible assets. It is important for us to be able to assess the value of a company’s assets with a high degree of certainty in order to understand our downside protection. Finally, we continue to favor shorter-maturity loans—those due in 2011 and 2012—and have avoided many of the weaker and more speculative loans sold in 2006 and 2007. The core of our portfolio remains conservatively postured. At the end of the reporting period, the fund’s weighted average maturity was 4.4 years, unchanged from six months ago. Finally, duration rose modestly, reflecting our additions in senior secured bonds.

Market Environment

The primary reason the loan market has performed so well is the improving default picture for next year. At the beginning of 2009, the consensus forecast was a double-digit default rate for 2010. However, by the end of our reporting period, most agree that the 2010 default rate likely will be in the 3% to 4% range. This improvement contributed to huge capital appreciation across the entire leveraged loan market.

For calendar year 2009, we believe the default rate will be roughly 11%, which is a record high for our asset class. However, many companies did debt-for-debt exchanges outside of the formal bankruptcy process. If those recapitalizations were added in, the market’s “effective” default rate would have been much higher. We did a good job avoiding defaults in the portfolio, thanks to our exhaustive research efforts. The portfolio experienced defaults representing less than one-half of one percent of its assets for the year to date through November, while the benchmark’s default rate was nearly 11%. We think that the favorable trends from late 2009, such as bond-for-loan takeouts, improving issuance, and elevated amendment activity, will continue into 2010. Additionally, it seems that the economic backdrop is slowly improving, which at some point will lead to rising interest rates. We believe that investor demand will continue to increase as rates rise, due to the floating rate characteristic of the loan market.

Investment Themes

We have actively positioned the portfolio to benefit from several trends in our market. The first, which we call “amend to extend,” addresses the maturity profile in the loan market. There is a large amount of bank debt scheduled to mature in 2013 and 2014. When a company has a large tranche of debt maturing, it may ask its creditors if they are willing to extend the maturity date on part or all of the outstanding loan in exchange for a higher coupon (two percentage points is fairly common) plus an amendment fee. Many issuers are attempting these amendments, and most creditors have been receptive. More than 360 amendments occurred this year through November, about three times the number as the similar period a year ago.

Another way issuers can reduce maturing debt is by issuing senior secured bonds to retire existing bank loans. We have participated in several bond-for-loan takeouts in select situations where we recognize compelling valuations. Companies often have been willing to pay a higher interest rate via a new bond issue rather than risk being unable to refinance an existing loan in the near future. We have had some of our loan holdings retired at full par value, and we have opportunistically invested in the new senior secured bond issues to earn the higher interest income. When there is minimal additional credit risk and the bonds are secured by the same assets, we think it makes sense to own the higher-yielding bonds. Early in the reporting period, the average coupon for a high yield bond was in the double digits, but as the credit market repaired itself, yields have trended lower. The average current yield on our bank debt is above 5%, and newly issued senior secured bonds typically are paying a bit more than 8%. We think the 3% current income premium on high yield bonds is attractive.

Another theme that we have been pursuing and that has generated solid gains for the portfolio is buying the debt of companies that are willing and able to issue equity. We owned a handful of companies that recently issued common stock, which is at the bottom of the capital structure, in order to pay off loans at the top of the capital structure. In many cases, the loans are trading at a significant discount, and we have generated significant capital appreciation as they have been retired at par.

Merger and acquisition activity could be the big driver of issuance in the loan market next year. In recent months, many of our purchases were in new issue offerings as the pace and number of deals increased dramatically. We purchased large positions in Warner Chilcott, the northern Ireland-based pharmaceutical and health care manufacturer, and Reynolds Metals, the aluminum company famous for Reynolds Wrap. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Portfolio Review

The portfolio is largely invested in securities rated B and higher (84% of total net assets). We are focused on owning solid companies that generate current income, offer capital appreciation potential, and have sufficient asset protection to ensure a full recovery of principal in the event of a default. The portfolio’s weighted average credit quality was B+ at the end of the reporting period, a notch lower than its BB- rating six months ago. Most of our recent loan purchases were in issues trading below par value. Although we maintain core holdings within traditionally defensive sectors, we have added a measured amount of risk to the portfolio. For example, we added selectively to higher-yielding securities. At the same time, we remained focused on our rigorous fundamental research process and collaboration with our equity and other internal counterparts to take a comprehensive investment approach to adding new names to the portfolio. During the period, our largest industry additions were in chemicals and financials.

In addition to adding exposure in select higher-yielding segments of the market, we have increased our allocation in high yield secured bonds. We wrote about our additions to HCA bonds in our May 31 shareholder letter. We have owned the company’s bonds since the fund’s inception, and we significantly increased our allocation earlier this year, making the company the portfolio’s second-largest holding. The bonds, which yield 8.5%, have a current income advantage over the bank debt, which pays roughly 3.2%.

Gulf of Mexico oil rig operator Hercules Offshore became concerned about breaching its senior secured leverage covenant and decided to issue equity and senior secured bonds to pay down some of its term loans. Hercules subsequently did an amend to extend deal, which enhanced the Libor spread (the loan’s yield versus Libor) and added a Libor floor (the minimum yield) to the bank debt. We collaborated closely with our equity research team in analyzing the company’s capital structure. Although we did not buy any of the newly issued unsecured high yield bonds, we added to our position in the term loans as the story unfolded, and we generated a good gain on the position.

One of our best contributors in the cable industry during the reporting period was Cequel Communications. It is the eighth-largest cable company in the U.S. and an example of our focus on buying loans that were likely to be retired. The company did a $500 million bond deal to pay down about 40% of its second-lien term loan.

This illustrates a situation where the company accessed the high yield bond market to retire a portion of its tower of bank loans. We bought the loans at about 86% of par value, and they are now trading near 95%. We had a portion of our holding redeemed at par.

Education Management, one of the largest for-profit post-secondary education companies, was a positive contributor in the past six months. It completed an initial public stock offering in October and used a portion of the proceeds to pay off its senior subordinated bonds due in 2016. The transaction bolstered the company’s balance sheet by reducing overall debt, increased its financial flexibility, and enhanced the value of our loans. We also generated good gains in Boise, an American forest products company. We bought its second-lien loan at about 60% of par value and tendered them at 113%. This was a special situation where the loans had particularly good call protection, which is a bit unusual in loan deals. The company’s management wanted to undertake a capital markets transaction that would have violated the loan’s covenant, so management decided to pay the premium on the loans to relinquish that feature. Thanks in part to the huge Boise gain, forest products was the fund’s best-performing industry over the past six months.

We were positioned differently in the airline segment than our index, which hurt relative results. Although we have been adding to our exposure, our allocation to the industry is still significantly less than the index. Historically, we have shied away from airline loans because they are weakly secured—there is little asset recovery in the case of a default. We own several enhanced equipment trust certificates (EETCs), which are bonds backed by specific planes as collateral. However, the airline loans in the index are lower in the capital structure than the EETCs, which led to our decision to remain underweight. The loans traded at a large discount to par value and had very high yields, but we thought they carried too much risk given the relatively high default history of the airline sector. Following the improving economic climate, these loans outperformed the bonds by a wide margin given their larger scope for price recovery. Consequently, we underperformed in this sector during the period.

In general, our relative underperformance was a result of our preference for higher quality. We prefer more conservative loan structures, first liens over second-lien loans, and loans with a Libor floor, which generally yield a couple of points above the Libor rate. Overall, very few of our holdings declined on an absolute basis in the past six months. However, the market’s performance was driven by speculative securities, which had sharply underperformed in 2008. Given the market’s strong absolute returns, reserves also detracted from our relative performance.

Outlook

While the low interest rate environment has benefited the companies in our market, we anticipate that rates will start to rise when signs of inflation begin to appear. The Institutional Floating Rate Fund should be well positioned when this happens because as the Libor rises, the floating rate nature of the portfolio will reset upward every 90 days, providing increasing amounts of current income to our shareholders. We view floating rate loans as an excellent asset class for diversification and as a hedge against inflation and rising interest rates.

More and more, we are looking to buy loans that trade below par and can generate a measure of capital appreciation on top of the coupon. Loans yielding Libor plus 175 basis points are not terribly attractive from a current-income standpoint. However, if we can buy that income stream at 80% of par, we believe we can generate solid returns from the combination of both income and capital appreciation. Loans trading at 99% of par are less attractive to us because they typically can be called at par anytime.

We are optimistic about the near- and longer-term prospects for our market. Default expectations are falling rapidly and should continue to trend lower, the capital and new issue markets are improving nicely, and we are unlikely to face the kind of forced-selling scenario we saw last year. Additionally, we think that, over time, interest rates will move higher. When this happens, our asset class stands to benefit from an increasing income stream. With the technical improvements, fundamentals on the mend, defaults looking like they are headed lower, and the capital markets functioning much better, we think the asset class can generate solid returns in 2010.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Justin T. Gerbereux
Cochairman of the fund’s Investment Advisory Committee

Paul M. Massaro
Cochairman of the fund’s Investment Advisory Committee

December 15, 2009

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

Risks of Investing in Floating Rate Loan Funds

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

Glossary

30-day dividend yield: Dividends earned for the last 30 days of the period indicated are annualized and divided by the fund’s net asset value at the end of the period.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Basis Point: One one-hundredth of a percentage point, or 0.01%.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a one-year duration would fall about 1% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

London Interbank Offered Rate (Libor): The interest rate at which banks loan money to each other in London wholesale market, which is also known as the interbank market.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged-loan market.

Weighted average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Floating Rate Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)

For a share outstanding throughout each period		
	6 Months Ended 11/30/09‡	Year Ended 5/31/09‡	1/31/08 Through 5/31/08‡
NET ASSET VALUE			
Beginning of period	$ 9.14	$ 10.20	$ 10.00
Investment activities			
Net investment income	0.32	0.60	0.17
Net realized and unrealized gain (loss)	0.68	(1.07)	0.20
Total from investment activities	1.00	(0.47)	0.37
Distributions			
Net investment income	(0.32)	(0.59)	(0.17)
NET ASSET VALUE			
End of period	**$ 9.82**	**$ 9.14**	**$ 10.20**

Ratios/Supplemental Data

Total return(1)	**11.04%**	**(4.22)%**	**3.69%**
Ratio of total expenses to average net assets	0.55%(2)	0.55%	0.55%(2)
Ratio of net investment income to average net assets	6.66%(2)	6.64%	5.28%(2)
Portfolio turnover rate	51.2%	74.8%	70.8%(2)
Net assets, end of period (in thousands)	$ 749,796	$ 650,208	$ 525,954

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Floating Rate Fund
November 30, 2009 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended November 30, 2009. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/09	Value 5/31/09
T. Rowe Price Reserve Investment Fund, 0.25%	¤	¤	$ 101	$ 82,832	$ 35,891
Totals			$ 101	$ 82,832	$ 35,891

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$82,832
Dividend income	101
Interest income	–
Investment income	$ 101
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Floating Rate Fund
November 30, 2009 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $775,752)	$	803,674
Receivable for investment securities sold		17,594
Interest receivable		5,294
Receivable for shares sold		333
Total assets		826,895
Liabilities		
Payable for investment securities purchased		76,701
Due to affiliates		330
Payable for shares redeemed		59
Other liabilities		9
Total liabilities		77,099
NET ASSETS	**$**	**749,796**
Net Assets Consist of:		
Undistributed net investment income	$	111
Accumulated undistributed net realized loss		(35,439)
Net unrealized gain		27,918
Paid-in capital applicable to 76,335,621 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		757,206
NET ASSETS	**$**	**749,796**
NET ASSET VALUE PER SHARE	**$**	**9.82**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Floating Rate Fund
(Unaudited)
($000s)

6 Months Ended 11/30/09		Year Ended 5/31/09
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	24,354	$	42,795
Net realized gain (loss)		18,520		(55,315)
Change in net unrealized gain (loss)		32,457		(14,187)
Increase (decrease) in net assets from operations		75,331		(26,707)
Distributions to shareholders				
Net investment income		(24,243)		(42,839)
Capital share transactions*				
Shares sold		173,004		327,706
Distributions reinvested		24,130		42,736
Shares redeemed		(148,634)		(176,642)
Increase in net assets from capital share transactions		48,500		193,800
Net Assets				
Increase during period		99,588		124,254
Beginning of period		650,208		525,954
End of period	**$**	**749,796**	**$**	**650,208**
Undistributed net investment income		111		–
*Share information				
Shares sold		18,035		35,577
Distributions reinvested		2,483		4,851
Shares redeemed		(15,282)		(20,909)
Increase in shares outstanding		5,236		19,519

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Floating Rate Fund
November 30, 2009 (Unaudited)

T. Rowe Price Institutional Income Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Floating Rate Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on January 31, 2008. The fund seeks high current income and, secondarily, capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between November 30, 2009, the date of this report, and January 22, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on November 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At November 30, 2009, approximately 93% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent interests in amounts owed by various borrowers to lenders or lending syndicates. A bank or other financial institution (lender) typically acts as agent for all holders and administers the bank loan in accordance with the credit agreement. Investments in bank loans may be in the form of loan assignments or loan participations. A loan assignment transfers direct ownership of all or a portion of specified third-party loans from the lender to the fund. Although loan assignments continue to be administered by the lender, the fund acquires direct rights against the borrower. In contrast, a loan participation generally entitles the fund to receive payments of principal, interest, and any fees that the lender is entitled to receive from the borrower; however, the lender continues to own and administer the loan. As a result, with loan participations, the fund generally has no right to enforce compliance with the terms of the credit agreement with the borrower, and the fund is subject to the credit risk of both the borrower and the lender.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $376,063,000 and $353,443,000, respectively, for the six months ended November 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $47,857,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, the fund had $6,698,000 of unused capital loss carryforwards, all of which expire in fiscal 2017.

At November 30, 2009, the cost of investments for federal income tax purposes was $775,752,000. Net unrealized gain aggregated $27,918,000 at period-end, of which $34,048,000 related to appreciated investments and $6,130,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At November 30, 2009, approximately 86% of the fund’s outstanding shares were held by T. Rowe Price funds.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 22, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 22, 2010